UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OFTHE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     November 7, 2006
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey               08540
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         (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

     On November 7, 2006, Kable Media Services, Inc. ("Kable"), a wholly-owned subsidiary of AMREP Corporation (the "Company"), and Glen Garry Acquisition, Inc., a wholly-owned subsidiary of Kable organized for the purposes of the transaction (" Merger Sub"), entered into an Agreement and Plan of Merger (the "Agreement") with Palm Coast Data Holdco, Inc. ("Holdings"), Palm Coast Data, LLC, a wholly owned subsidiary of Holdings ("Palm Coast Data"), Allied Capital Corporation ("Allied") and the other stockholders of Holdings as set forth in the Agreement (together with Allied, the "Sellers"). The Company is a party to the Agreement for the limited purpose of guaranteeing Kable's obligation to pay the merger consideration at closing. The Agreement provides for the merger of Merger Sub with and into Holdings, with Holdings surviving the merger. As a result of the merger, Holdings and Palm Coast Data will become direct and indirect wholly-owned subsidiaries of Kable, respectively.

     The merger consideration will total approximately $92 million, subject to certain adjustments, including a working capital adjustment. As part of the merger consideration, Kable will acquire the equity of Holdings for approximately $58 million (including $3.5 million to be placed into escrow to secure certain representations and covenants of the Sellers) of cash. Approximately $3.3 million of the merger consideration will be used to settle outstanding stock options, stock appreciation rights and phantom debt of Holdings. The balance of the merger consideration will be used to discharge the outstanding debt of Holdings and Palm Coast Data.

     The parties have made customary representations, warranties, and covenants in the Agreement. The transaction is conditioned, among other things, on the termination or expiration of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act, and is expected to close in early 2007.

     The Company issued a press release on November 8, 2006 with respect to this transaction, which is included with this filing as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Press released dated November 8, 2006.










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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AMREP CORPORATION
                                                     -----------------
                                                     (Registrant)

                                                    By:  /s/ Peter M Pizza
                                                         -----------------
                                                         Peter M. Pizza
                                                         Vice President and
                                                         Chief Financial Officer


Date:  November 9, 2006
      -----------------


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


                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Press released dated November 8, 2006.










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